                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A
                                (RULE 14A-101)
                           INFORMATION REQUIRED IN
                               PROXY STATEMENT
                           SCHEDULE 14A INFORMATION
                 PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

FILED BY REGISTRANT  [X]

FILED BY A PARTY OTHER THAN REGISTRANT  [ ]

CHECK APPROPRIATE BOX:

[ ] PRELIMINARY PROXY STATEMENT

[X] DEFINITIVE PROXY STATEMENT

[ ] DEFINITIVE ADDITIONAL MATERIALS

[ ] SOLICITING MATERIAL PURSUANT TO RULE 14A-11(C) OR RULE 14A-12

                      DIAGNOSTIC/RETRIEVAL SYSTEMS, INC.

               (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                      DIAGNOSTIC/RETRIEVAL SYSTEMS, INC.

                  (NAME OF PERSON(S) FILING PROXY STATEMENT)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

[*] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1) or 14a-6(i)(2)

[ ] $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3)
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         (1) Title of each class of securities to which transaction applies:

                             Class A Common Stock
                             Class B Common Stock

         (2) Aggregate number of securities to which transaction applies:

                                     N/A

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

                                     N/A

         (4) Proposed maximum aggregate value of transaction:

                                     N/A

 [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

   (1) Amount previously paid:
                               ---------------------------------------------

   (2) Form, schedule or registration statement no.:
                                                     -----------------------

   (3) Filing party:
                    --------------------------------------------------------

   (4) Date files:
                    ---------------------------------------------------------

* Previously paid

[LOGO]
==============================================================================

                                                             February 22, 1996
Dear Stockholder:

   You are cordially invited to attend a Special Meeting of Stockholders (the "Meeting") of Diagnostic/Retrieval Systems, Inc., a Delaware corporation (the "Company"), which will be held at Skadden, Arps, Slate, Meagher & Flom, 919 Third Avenue, 35th Floor, New York, New York at 10:00 A.M., local time, on March 26, 1996.


   For many years the Company has had two classes of common stock, with each share of Class A Common Stock possessing a greater vote than a comparable share of Class B Common Stock and the Class B Common Stock being able to elect only one-fourth of the Board of Directors. We believe that this situation has caused confusion in the market about the Company and has diminished institutional and investor interest generally in the Company.

   Your Board of Directors has determined that it is in the best interests of the Company to remedy this situation. Accordingly, the Board of Directors has authorized for stockholder consideration a proposed reclassification of the two classes of stock into a new single class of common stock (the "Reclassification"). Each outstanding share of Class A and Class B would be converted automatically into the new common stock on a share for share basis, without payment or further consideration.

   The Board of Directors has also authorized for consideration at the Meeting certain other changes to the Company's Certificate of Incorporation and By-Laws. These changes are designed to put into effect measures which will protect the Company from takeovers and related actions which are not in the best interests of all stockholders. These measures were not previously needed because of the dual class structure. With the elimination of the dual classes through the proposed Reclassification, your Board believes that certain basic protections are important and has conditioned the Reclassification on the approval of these other measures.

   The Company's operations have steadily improved and we believe our prospects are excellent. The Reclassification should put the Company in a more flexible position to take advantage of opportunities as they develop. The Board of Directors has approved the proposals and recommends that stockholders vote for approval of each of the proposals to be considered at the meeting.

   It is important that you sign, date and return your proxy as soon as possible, even if you are currently planning to attend the meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend.

   It is always a pleasure to meet with our stockholders and I personally look forward to seeing as many of you as possible at the Meeting. On behalf of the Board of Directors, I thank you for your consideration and cooperation.

                                                 Sincerely,

                                                 MARK S. NEWMAN
                                                 Chairman of the Board,
                                                  President and Chief
                                                  Executive Officer

                      DIAGNOSTIC/RETRIEVAL SYSTEMS, INC.
                                 5 SYLVAN WAY
                             PARSIPPANY, NJ 07054

                  NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                          TO BE HELD MARCH 26, 1996

TO THE STOCKHOLDERS OF DIAGNOSTIC/RETRIEVAL SYSTEMS INC.:


   NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders (the "Meeting") of Diagnostic/Retrieval Systems, Inc., a Delaware corporation (the "Company"), will be held at Skadden, Arps, Slate, Meagher & Flom, 919 Third Avenue, 35th Floor, New York, New York at 10:00 A.M., local time, on Tuesday, March 26, 1996, for the purpose of the consideration and approval of an Amended and Restated Certificate of Incorporation (the "Restated Certificate"), the full text of which, as proposed to be amended, is attached as Exhibit A to the accompanying proxy statement in order:


      1. To effect a reclassification of each share of the Company's Class A Common Stock, par value $.01 per share (the "Class A Common Stock"), and each share of the Company's Class B Common Stock, par value $.01 per share (the "Class B Common Stock"), into one share of common stock, par value $.01 per share (the "New Common Stock"), of the Company (the "Reclassification");

      2. To provide that action by stockholders may be taken only at a duly called annual or special meeting, and not by written consent (the "Consent Provision"); and

      3. To provide that the stockholders of the Company would have the right to make, adopt, alter, amend, change or repeal the By-Laws only upon the affirmative vote of not less than 66 2/3 % of the outstanding capital stock of the Company entitled to vote thereon (the "By-Law Amendment Provision").

   THE APPROVAL AND ADOPTION OF EACH OF THE PROPOSALS IS CONDITIONED UPON THE APPROVAL AND ADOPTION OF EACH OTHER PROPOSAL. AS SUCH, THE APPROVAL AND ADOPTION OF THE RECLASSIFICATION PURSUANT TO PROPOSAL 1 IS CONDITIONED UPON THE APPROVAL AND ADOPTION OF PROPOSALS 2 AND 3 (THE "STOCKHOLDER PROTECTION PROPOSALS"). ACCORDINGLY, A VOTE AGAINST EITHER OF THE STOCKHOLDER PROTECTION PROPOSALS WILL HAVE THE SAME EFFECT AS A VOTE AGAINST THE RECLASSIFICATION.

   Holders of record of each class of common stock at the close of business on February 12, 1996 are entitled to vote. There are two proxies--WHITE for Class A Common Stock and BLUE for Class B Common Stock. If you hold shares of Class A Common Stock and Class B Common Stock, both proxies should be dated, signed and returned in the enclosed envelope.

                                                 By Order of the Board of
                                                 Directors,
                                                 Diagnostic/Retrieval
                                                 Systems, Inc.

                                                 NANCY R. PITEK
                                                 Secretary

                            YOUR VOTE IS IMPORTANT

      WE URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD(S) WHICH IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AS SOON AS POSSIBLE, EVEN IF YOU ARE CURRENTLY PLANNING TO ATTEND THE MEETING. THIS WILL NOT PREVENT YOU FROM VOTING IN PERSON, BUT WILL ASSURE THAT YOUR VOTE IS COUNTED IF YOU ARE UNABLE TO ATTEND THE MEETING.

[LOGO]
==============================================================================


                               PROXY STATEMENT
                                     FOR
                       SPECIAL MEETING OF STOCKHOLDERS
                                MARCH 26, 1996


   This proxy statement and the accompanying proxy or proxies are to be mailed to holders of Class A Common Stock, $.01 par value (the "Class A Common Stock"), and Class B Common Stock, $.01 par value (the "Class B Common Stock"), of Diagnostic/Retrieval Systems, Inc., a Delaware corporation (the "Company"), commencing on or about February 22, 1996 in connection with the solicitation of proxies by the Company's Board of Directors (the "Board") for a Special Meeting of Stockholders (the "Meeting") of the Company to be held March 26, 1996 at 10:00 A.M., local time, at Skadden, Arps, Slate, Meagher & Flom, 919 Third Avenue, 35th Floor, New York, New York.


                VOTING AND REVOCATION OF PROXIES; RECORD DATE


   The Board has fixed the close of business on February 12, 1996 as the record date (the "Record Date") for determining the stockholders of the Company entitled to vote at the Meeting. As of February 12, 1996, the Company had outstanding 3,307,324 shares of Class A Common Stock and 2,154,808 shares of Class B Common Stock (exclusive of 432,639 shares of Class A Common Stock and 65,795 shares of Class B Common Stock held in the treasury, which will not be voted at the Meeting).


   If a proxy card is returned by a stockholder properly signed and is not revoked, the shares of Class A Common Stock or Class B Common Stock represented will be voted by the persons named on the proxy card, or their substitutes, in accordance with the stockholder's directions. Stockholders are urged to specify their choice between approval or disapproval of, or abstention with respect to, the proposals by marking the appropriate boxes on the proxy card. If a proxy card is signed and returned without instructions marked on it, it will be voted as recommended by the Board with respect to each matter.

   The execution of a proxy does not affect the right of a stockholder to attend the Meeting and vote in person. A stockholder giving a proxy may revoke it at any time before it is voted by giving written notice of its revocation to the Secretary of the Company at 5 Sylvan Way, Parsippany, New Jersey 07054, by executing and delivering to the Company another proxy dated after the proxy to be revoked or by attending the Meeting and voting in person.

                                VOTING RIGHTS

   On all matters other than the election or removal of directors and matters as to which class voting is required by Delaware law, holders of Class A Common Stock (the "Class A Stockholders") are entitled to one vote per share and holders of Class B Common Stock (the "Class B Stockholders") are entitled to one-tenth vote per share, voting together as a single class. Adoption of the Reclassification requires approval of the Class A Stockholders and the Class B Stockholders, voting together as a single class and with each voting as separate classes. Adoption of the Stockholder Protection Proposals requires the approval of the Class A Stockholders and the Class B Stockholders, voting together as a single class. The vote required to approve each of the proposals is set forth in the description of each proposal herein. The presence at the Meeting, in person or by proxy, of holders of a majority of the shares of the Class A Common Stock and holders of a majority of the shares of the Class B Common Stock outstanding shall constitute a quorum for the vote on those proposals which require a majority vote, whether of the Class A Stockholders and Class B Stockholders voting together as a class, or as separate classes. The presence at the Meeting, in person or by proxy, of sixty percent (60%) of the shares of the Class A Common Stock and sixty percent (60%) of the shares of the Class B Common Stock shall constitute a quorum for the vote on those proposals which require a sixty percent (60%) vote, whether of the Class A Stockholders and Class B Stockholders voting together as a class, or as separate classes.

   Under applicable Delaware law, in determining whether the proposals have received the requisite number of affirmative votes, abstentions and broker non-votes will be counted and will have the same effect as a vote against the proposals.

                                THE PROPOSALS


   The Board has approved and recommended for submission to the stockholders of the Company by a 6 to 1 vote, with Leonard Newman voting against such submission (see "Security Ownership"), the consideration and approval of an Amended and Restated Certificate of Incorporation (the "Restated Certificate") which will amend and restate the Company's Certificate (1) to effect a reclassification of each share of Class A Common Stock and each share of Class B Common Stock, into one share of common stock, par value $.01 per share (the "New Common Stock"), of the Company (the "Reclassification"),
(2) to provide that action by stockholders may be taken only at a duly called annual or special meeting, and not by a written consent (the "Consent Provision") and (3) to provide that the stockholders of the Company would have the right to make, adopt, alter, amend, change or repeal the By-Laws only upon the affirmative vote of not less than 66 2/3 % of the outstanding capital stock of the Company entitled to vote thereon (the "By-Law Amendment Provision"). Each of the proposals is described in detail below.

   If Proposals 1-3 are approved at the Meeting, the Company intends to effectuate such amendments by amending and restating the Certificate to read substantially in the form of the Amended and Restated Certificate of Incorporation (the "Restated Certificate") attached hereto as Exhibit A. The approval and adoption of the Reclassification is conditioned upon the approval and adoption of Proposals 2 and 3 (the "Stockholder Protection Proposals"). Accordingly, if either of the Stockholder Protection Proposals is not approved, the Board will not effect the Reclassification or the Stockholder Protection Proposal approved by stockholders, thereby abandoning Proposals 1-3.

   The proposed amendments to the Certificate contained in the Restated Certificate and which are described below should be read in conjunction with, and the following description is qualified in its entirety by, the terms of the Restated Certificate. The Company intends to file the Restated Certificate with the Secretary of State of the State of Delaware immediately following the Meeting or as soon thereafter as is reasonably practicable, to be effective at the close of business on such date (the "Effective Time").

                 PROPOSAL ONE--THE RECLASSIFICATION PROPOSAL

GENERAL

   The purpose of the Reclassification is to simplify the Company's capital structure, streamline the Company's voting procedures and enhance the marketability and liquidity of and maximize investor interest in the Company's capital stock. If the Reclassification is effected, the Board believes that the Company will be in a more flexible and better position to raise capital and effect mergers and acquisitions utilizing its common stock. Although the Company is continually engaged in exploring investment and acquisition opportunities, there are no present negotiations which contemplate the issuance of its equity securities.


   At present, the Certificate authorizes the issuance of up to 32,000,000 shares of capital stock divided into two classes of common stock (Class A Common Stock and Class B Common Stock) and preferred stock, par value $10.00 per share (the "Preferred Stock"). There are 10,000,000 authorized shares of Class A Common Stock, of which 3,307,324 shares were outstanding as of the Record Date, 20,000,000 authorized shares of Class B Common Stock, of which 2,154,808 shares were outstanding as of the Record Date, and 2,000,000 authorized shares of Preferred Stock, of which no shares are outstanding. Except as outlined below, the Class A Common Stock and the Class B Common Stock are identical in all respects.

   Current Voting Rights. The Board of Directors is divided into two classes of directors--Class A Directors and Class B Directors. So long as the number of shares of Class B Common Stock outstanding is not less than 10% of the total number of outstanding shares of Class A Common Stock and Class B Common Stock, the Class B Stockholders, voting together as a single class, are entitled to elect a number of Class B Directors equal to one-fourth of the number of directors constituting the whole Board (rounded up to the nearest whole number), on the basis of one vote for each share of Class B Common Stock held. The number of directors constituting the whole Board is currently seven and the number of Class B Directors is currently three. The Class A Stockholders, voting together as a single class, are entitled to elect the remaining directors (who are designated Class A Directors), on the basis of one vote for each share of Class A Common Stock held. Neither the Class A Common Stock nor the Class B Common Stock has cumulative voting rights and, thus, holders of 50% or more of the outstanding shares of each such class are able to elect all of the directors to be elected by that class. On all matters other than the election or the removal of directors, and matters as to which class voting is required by Delaware law, the holders of Class A Common Stock are entitled to one vote per share and the holders of Class B Common Stock are entitled to one-tenth vote per share, voting together as a single class.

   However, if the number of shares of Class B Common Stock outstanding should be less than 10% of the total number of shares of Class A Common Stock and Class B Common Stock outstanding on any record date for a meeting of stockholders of the Company, the Class B Stockholders would not be entitled to elect any Class B Directors and the Class A Stockholders and the Class B Stockholders would vote together as a single class on all matters coming before such meeting, including the election of the Class A Directors to be elected at such meeting, with the Class A Stockholders entitled to one vote per share and the Class B Stockholders entitled to one-tenth vote per share. If, on any record date for such a meeting, the number of outstanding shares of Class A Common Stock should be less than 875,000, then the Class B Stockholders (i) would continue to elect a number of Class B Directors equal to one-fourth of the total number of directors constituting the whole Board of Directors and (ii) would vote together with the Class A Stockholders to elect the Class A Directors to be elected at such meeting, with the Class A Stockholders entitled to cast one vote per share and the Class B Stockholders entitled to cast one-tenth vote per share.

   The Class A Directors are currently divided into three subclasses serving staggered terms with each subclass consisting of as nearly an equal number of Class A Directors as possible. The members of one of such subclass are elected each year to hold office for a three-year term and until their successors have been elected and qualified. The term of office of each Class B Director is one year and until such Class B Director's successor has been elected and qualified. The classification and subclassification of the Board of Directors may be altered only by the affirmative vote of 60% of the outstanding shares of the Class A Common Stock and Class B Common Stock, voting as separate classes. Stockholders of a particular class may effect the removal of a director of that class during such director's term by a like vote, but only for cause.

   Current Dividends and Distributions. Holders of Class A Common Stock and Class B Common Stock each are entitled to dividends only if, as and when declared, payable by the Board of Directors out of funds legally available for such payment. For so long as any shares of the Class B Common Stock are outstanding, the Board may not (i) declare any dividends in cash or property with respect to the Class A Common Stock unless an equal dividend per share, payable in the same form of consideration, shall have been declared with respect to the outstanding Class B Common Stock and set aside for payment, or
(ii) declare any dividend payable in securities of the Company with respect to the Class A Common Stock, or distribute any rights or warrants to purchase securities of the Company with respect to the Class A Common Stock, unless at the same time it declares an equivalent dividend or makes an equivalent distribution with respect to the Class B Common Stock so as to maintain, as nearly as may be practicable, the relative voting and other rights of the holders of each class immediately before such action. In addition, the Company may not combine, subdivide or reclassify the Class A Common Stock or Class B Common Stock unless at the same time it takes such action as may be necessary with respect to the other class so as to maintain, as nearly as may be practicable, the relative voting and other rights of the holders of each class immediately before such action. The foregoing provisions may be changed only by the affirmative vote of holders of at least 60% of the outstanding shares of each of the Class A Common Stock and Class B Common Stock, voting as separate classes. The Board of Directors is permitted to declare a dividend in cash, property or securities with respect to the Class B Common Stock without declaring a dividend with respect to the Class A Common Stock, although at this time it does not foresee any circumstances under which it would consider taking such action.

   Current Conversion Rights. Holders of Class A Common Stock have the right at any time, and from time to time, to convert each share of Class A Common Stock into one share of Class B Common Stock. Holders of Class B Common Stock do not have the right to convert their shares into Class A Common Stock nor do they have any other conversion rights.

EFFECTS OF THE RECLASSIFICATION

   If the Reclassification is approved, the Restated Certificate will provide that the total number of shares which the Company is authorized to issue is 22,000,000, consisting of 20,000,000 shares of New

Common Stock, and 2,000,000 shares of Preferred Stock. The Company proposes to reduce the number of authorized shares in order to lower its annual corporate franchise taxes payable to the Secretary of State of the State of Delaware.

   At the Effective Time, each share of Class A Common Stock and Class B Common Stock automatically will be reclassified, changed and converted into one share of the New Common Stock, without any action on the part of the holder thereof, and with no consideration paid to either the Class A Stockholders or the Class B Stockholders. Thus, the Class A Common Stock and the Class B Common Stock will be eliminated and all references in the Certificate relating to such stock will be eliminated in the Restated Certificate. All holders of the New Common Stock will have the same preferences, rights, powers and qualifications, including one vote for each share of New Common Stock held by a stockholder.

   After the Effective Time, the transfer agent of the Company will mail to each holder of a certificate theretofore representing shares of Class A Common Stock or Class B Common Stock outstanding immediately prior to the Effective Time of the Reclassification a letter instructing those holders as to the method of surrendering their certificates in exchange for certificates representing New Common Stock. All stockholders will be requested to surrender their current stock certificates representing Class A Common Stock and Class B Common Stock. Upon such surrender, each holder will be entitled to receive a new certificate representing the same number of shares of the New Common Stock. Until surrendered, each certificate theretofore representing shares of Class A Common Stock or Class B Common Stock will represent the right to receive, upon surrender, the number of shares of the New Common Stock to which that holder is entitled, as determined in accordance with the Restated Certificate. Until surrendered, each certificate will entitle its holder to receive dividends and to vote on any matter put to a vote of the stockholders as if the certificate representing New Common Stock had been issued to such holder.

   Immediately following the Effective Time, pursuant to the terms of the Company's 1981 Non- Qualified Stock Option Plan, 1981 Incentive Stock Option Plan and 1991 Stock Option Plan, the appropriate committees will take action such that each option to acquire shares of Class A Common Stock or Class B Common Stock outstanding as of the Effective Time will be deemed to be exercisable for a like number of shares of New Common Stock. The agreements evidencing such options will not be required to be surrendered for exchange. Future options granted under the Company's stock option plans will cover shares of New Common Stock and the plans will be deemed to cover only such shares.

   The Board currently is divided into two classes--Class A Directors and Class B Directors. The Class A Directors currently are divided into three classes serving staggered terms, the Class A-I Directors, the Class A-II Directors and the Class A-III Directors. As a result of the Reclassification, from and after the Effective Time, the Board will no longer be divided into Class A Directors and Class B Directors. The directors who currently are designated as Class A-I Directors, Class A-II Directors and Class A-III Directors will be designated as Class I Directors, Class II Directors and Class III Directors, respectively, and will continue to serve out their respective terms. Following the Reclassification, each of the former Class B Directors will be appointed to serve as either a Class I Director, Class II Director or Class III Director and each class will be comprised as follows:

      CLASS I             CLASS II           CLASS III
   (INITIAL TERM       (INITIAL TERM       (INITIAL TERM
   EXPIRING 1996       EXPIRING 1997       EXPIRING 1998
  ANNUAL MEETING)     ANNUAL MEETING)     ANNUAL MEETING)
------------------  ------------------  -----------------



 Mark S. Newman        Leonard S. Newman        Jack Rachleff
Theodore Cohn          Mark N. Kaplan*          Stuart F. Platt*
Donald C. Fraser*

------------

   *  Currently a Class B Director.

   Currently, each class of Class A Directors consists of as nearly an equal number of directors as possible. The members of one of the three subclasses of Class A Directors is elected each year. Such Class A directors hold office for three-year terms and until their successors are elected and qualify. Class B Directors are elected each year to one-year terms. Following the Reclassification, each class of directors will consist of as nearly an equal number of directors as possible. At each annual meeting beginning with the 1996 Annual Meeting, one class of directors will be elected to succeed those whose terms expire by all holders of the New Common Stock, with each newly elected director to serve a three-year term.

   The voting power of the Class B Stockholders with respect to the election of directors may be adversely affected by the Reclassification. Currently, the Class B Stockholders are entitled to elect a number of Class B Directors equal to one-fourth of the number of directors constituting the whole Board of Directors and the Class A Stockholders are entitled to elect the remainder. Following the Effective Time, the former Class B Stockholders, taken as a whole, will not have the necessary votes to elect the number of directors to which the former Class B Stockholders, as a class, were entitled prior to the Reclassification.

   The augmented voting power of the Class A Stockholders on all matters other than the election and removal of directors will be diluted as a result of the Reclassification. Currently, the Class A Stockholders have approximately 94% of the voting rights with respect to such matters, while the Class B Stockholders have approximately 6% of such voting rights. Immediately following the Effective Time, the former Class A Stockholders will have approximately 61% of such voting rights while the former Class B Stockholders will have approximately 39% of such voting rights, each taken as a whole group.

   In addition, stockholders will no longer have the right to fill vacancies and newly created directorships as a result of the Reclassification. Currently, the Class A Stockholders and the Board of Directors may fill vacancies and newly created Class A directorships and the Class B Stockholders and the Board of Directors may fill vacancies and newly created Class B directorships. Following the Reclassification, only the Board of Directors will be authorized to fill vacancies or newly created directorships.


   Each of the Class A Common Stock and the Class B Common Stock is traded on the American Stock Exchange. The Company expects that the New Common Stock will trade on the American Stock Exchange.

   Recommendation of the Board of Directors. For the reasons set forth above, the Board of Directors recommends that stockholders vote FOR the Reclassification.

   Required Stockholder Vote. Approval of the Reclassification requires (i) the affirmative vote of the holders of a majority of the outstanding shares of Class A Common Stock and Class B Common Stock, voting together as a single class, (ii) the affirmative vote of the holders of 60% of the outstanding shares of Class A Common Stock, voting separately as a class, and (iii) the affirmative vote of the holders of 60% of the outstanding shares of Class B Common Stock, voting separately as a class.

                          PROPOSALS TWO AND THREE--
                     THE STOCKHOLDER PROTECTION PROPOSALS

GENERAL

   The Company's Certificate currently provides for a dual class common stock capitalization structure (the "Dual Class Structure"). As described above, the Class A Common Stock has greater voting power and is entitled to elect three-fourths of the members of the Board. Because the augmented voting power of the Class A Common Stock provides certain protection against coercive takeover tactics, the Board previously has not deemed necessary the adoption of many of the structural protections that publicly traded companies without a Dual Class Structure typically have in place. If the Reclassification is adopted, thereby eliminating the Dual Class Structure, the Board believes the best interests of stockholders would be served by adopting appropriate defenses to coercive tender offers or other coercive efforts to gain control of the Company.

   The Stockholder Protection Proposals are proposed with a view toward better enabling the Company to (i) develop its business through long-range planning and to foster its long-term growth, (ii) attempt to avoid the necessity of sacrificing these plans for the sake of short-term gains and the disruptions caused by any threat of a takeover not deemed by the Board to be in the best interests of the Company and all of its stockholders, (iii) allow the Board to make a reasoned and unpressured evaluation in the event of an unsolicited takeover proposal and (iv) to promote conditions of continuity and stability in the Company's business, management and policies.


   In addition, the Stockholder Protection Proposals are proposed in order to discourage certain types of transactions, described below, which may involve an actual or threatened change of control of the Company. The Stockholder Protection Proposals are designed to make it more difficult and time-consuming to change, among other things, majority control of the Board and thus reduce the vulnerability of the Company to an unsolicited proposal for a takeover of the Company, particularly one that is made at an inadequate price or does not contemplate the acquisition of all of the Company's outstanding shares, or an unsolicited proposal for the restructuring or sale of all or part of the Company. The Board believes that, as a general rule, such proposals would not be in the best interests of the Company and all of its stockholders.


   The accumulation of substantial stock positions in public companies by third parties is a common prelude to proposing a takeover or a restructuring or sale of all or part of such companies or other similar extraordinary corporate action or simply as a means to put such companies "in play." Such actions are often undertaken by the third party without advance notice to or consultation with the management of such companies. In many cases, the purchaser seeks representation on the particular company's board of directors in order to increase the likelihood that its proposal will be implemented by the company. If the company resists the efforts of the purchaser to obtain representation on the particular company's board, the purchaser may commence a proxy contest to have its nominee elected to the board in place of certain directors or the entire board. In a number of cases, the purchaser may not truly be interested in taking over the company, but uses the threat of a proxy fight or bid to take over the company as a means of forcing the company to repurchase the purchaser's equity position at a substantial premium over market price or as a means to put the company into "play" solely to reap short-term gains from such purchaser's recent accumulation of stock.

   The Board believes that the imminent threat of removal of the Company's management in such situations would severely curtail management's ability to negotiate effectively with such purchasers. In addition, the Board believes that the ability of a third party to put the Company "in play" would severely curtail management's ability to negotiate effectively with any other third party interested in acquiring the Company. The Company's management would be deprived of the time and information necessary to evaluate the takeover proposal, to study alternative proposals and to help ensure that the best price is obtained in any transactions involving the Company which may ultimately be undertaken. If the real purpose of a takeover bid were to force the Company to repurchase an accumulated stock interest at a premium price, management would face the risk that, if it did not repurchase the purchaser's stock interest, the Company's business and management would be disrupted, perhaps irreparably.


   In addition to recommending the Stockholder Protection Proposals to the stockholders for their adoption, on February 7, 1996, the Board adopted certain amendments to the By-Laws affecting the ability of stockholders to nominate directors and introduce business at any annual or special meetings of the stockholders. The Board adopted such amendments as part of its effort to protect stockholder value against coercive takeover tactics. For a detailed description of the amendments, see Advance Notice Provisions herein. The Board does not presently contemplate adopting or recommending to the stockholders for their adoption, any further amendments to the Restated Certificate, By-Laws, or other agreements which would affect the ability of third parties to take over or change control of the Company, except for amendments to the By-Laws to conform them to the Restated Certificate.

   The Stockholder Protection Proposals are not in response to any efforts of which the Company is aware to accumulate the Company's stock or to obtain control of the Company. The Board believes, however, that it is appropriate to act on the Stockholder Protection Proposals at the Meeting when the Reclassification is being voted on by the Stockholders and when the Stockholder Protection Proposals can be considered carefully, rather than in the midst of a takeover attempt.

EXISTING CERTIFICATE AND BY-LAWS AND SECTION 203 OF THE DGCL AND CERTAIN ANTI-TAKEOVER EFFECTS.

   The Company's Certificate and By-Laws currently contain certain provisions which may have the effect of delaying, deferring or making more expensive or difficult a change in control. Such provisions include (a) the Dual Class Structure, (b) the staggered Board, (c) the existence of authorized but unissued Preferred Stock, (d) the supermajority vote requirement with respect to the amendment of the Certificate and certain by-laws and (e) the advance notice provisions in the By-Laws. Further, Section 203 of the General Corporation Law of the State of Delaware (the "DGCL") provides certain anti-takeover protection.

   Dual Class Stock. The Company's Certificate currently provides for the Dual Class Structure. As described above, the Class A Common Stock has greater voting power than the Class B Common Stock and is entitled to elect three-fourths of the members of the Board. Because of the augmented voting power of the Class A Common Stock and the ability of the Class A Stockholders to elect three-fourths of the Board, the Class A Stockholders, which holders include certain directors and executive officers of the Company, have significant influence over the composition of the Board and significant voting power with respect to the approval of proposals submitted to a stockholder vote. As a result, in the event of a proposed merger, tender offer or attempt to gain control of the Company of which the holders of the Class A Common Stock do not approve, the holders of Class A Common Stock at that time might be able to prevent or impede the completion of such transaction. Further, the Certificate requires the affirmative vote of the holders of not less than 60% of the outstanding shares of both the Class A Common Stock and the Class B Common Stock, with each class voting separately as a class in order to amend certain provisions relating to the dividend and voting rights of the Class A Stockholders and the Class B Stockholders.

   In the event the Reclassification is approved and adopted, the existing classes of common stock would be reclassified into one single class with all stockholders entitled to identical voting rights, thereby eliminating the disparate voting power of the Class A Stockholders, many of whom are directors and officers of the Company. Further, the provision in the Certificate which requires the affirmative vote of the holders of not less than 60% of the outstanding shares of both the Class A Common Stock and the Class B Common Stock, with each class voting separately, will be eliminated.

   Staggered Board. The Board is currently divided into two classes--Class A Directors and Class B Directors. The Class A Directors are further divided into three subclasses serving staggered terms. So long as the number of shares of Class B Common Stock outstanding is not less than 10% of the total number of outstanding shares of Class A Common Stock and Class B Common Stock, the Class B Common Stockholders, voting together as a single class, are entitled to elect a number of Class B Directors equal to one-fourth of the number of directors constituting the whole Board. The Class A Stockholders, voting together as a single class, are entitled to elect the remaining directors, who are designated Class A Directors. If the Reclassification is implemented, each class of directors will consist of as nearly an equal number of directors as possible. At each annual meeting beginning with the 1996 Annual Meeting, one class of directors will be elected to succeed those whose terms expire by all holders of the New Common Stock, with each newly elected director to serve a three-year term.

   The staggered Board may discourage minority stockholders from attempting to elect the Company's entire board of directors through a proxy contest or otherwise, even though they do not own a majority of the Company's outstanding shares entitled to vote. The classified Board could delay a purchaser's ability to obtain control of the Board in a relatively short period of time because it will generally take a purchaser two annual meetings of stockholders to elect a majority of the Board. A purchaser's ability to obtain control of the Board will be further deterred because, pursuant to
Section 141(k) of the DGCL, the insurgent would need to show cause in order to remove any director and, in the event the Reclassification is approved and adopted, because only the Board of Directors will be authorized to fill vacancies or newly created directorships. Also, since neither the DGCL nor the Certificate or By-Laws require cumulative voting, a purchaser of a block of stock of the Company constituting less than a majority of the outstanding shares has no assurance of representation on the Board.

   Preferred Stock. The Certificate authorizes 2,000,000 shares of Preferred Stock of which, on the Record Date, no shares were outstanding. Subject to applicable law, the Board may issue, in its sole discretion, shares of Preferred Stock without further stockholder action. The Preferred Stock may be issued in one or more series and may have such powers, including voting powers, and such designations, preferences and relative rights, qualifications and limitations as the Board may fix by resolution at the time of issuance except that the Board shall not create any series of Preferred Stock with more than one vote per share, or with voting rights which would limit, reduce or otherwise abridge certain rights of the Class B Stockholders. It may be possible for the Board to use its authority to issue Preferred Stock in a way which could deter or impede the completion of a tender offer or other attempt to gain control of the Company of which the Board does not approve.

   Stockholder Meeting Provision. Under the DGCL, special meetings of stockholders of a corporation may be called by the corporation's board of directors or by such persons as may be authorized by a corporation's certificate of incorporation or by-laws. The By-Laws currently provide that a special meeting of stockholders may be called only by the Board. This provision is intended to make it more difficult for stockholders to take actions which require a meeting of stockholders unless the Board or a majority of the Board calls such a meeting. The Board believes that it is in the best position to determine those issues which are properly the subject of a special meeting of stockholders. In making such a determination, the Board must consider that conducting stockholder meetings is extremely costly and time-consuming and distracts management from the day-to-day operation of the business. The Board believes that it is in the best position to consider these factors and make the appropriate determination. Although the Stockholder Meeting Provision has the effect of precluding the call of a special meeting for stockholder consideration of a proposal to which the Board is opposed, the Board believes that stockholders are provided a full opportunity to make proper proposals at duly convened stockholder meetings and to request that any such proposal be presented for consideration to other stockholders in the Company's annual proxy statement.

   Advance Notice Provisions. The Board recently adopted By-Laws which provide that stockholders be required to give advance notice to the Company of (i) any stockholder-proposed director nomination or (ii) any business to be introduced by a stockholder at any annual meeting (the "Advance Notice Provisions"). The Advance Notice Provisions provide that any stockholder entitled to vote in the election of directors generally may nominate one or more persons for election as director or directors at an annual meeting only if written notice of such stockholder's intent has been given to the Secretary of the Company not later than 60 days nor more than 90 days prior to the anniversary date of the immediately preceding annual meeting. In the event the annual meeting is called for a date that is not within 30 days before or after such anniversary date, the stockholder's written notice of such intent must be given within 10 days before or after such anniversary date. In the case of a special meeting of stockholders called for the purpose of electing directors, to be timely, a stockholder's notice must be delivered to or mailed and received not later than the close of business on the tenth day following the day on which notice of the date of the special meeting was mailed or public disclosure of the date of the special meeting was made by the Company, whichever first occurs. The Chairman of the meeting may determine that the nomination of any person was not made in compliance with the Advance Notice Provisions.

   The Advance Notice Provisions further provide that, for business to be properly introduced by a stockholder of the Company where such business is not specified in the notice of meeting or brought by or at the direction of the Board, the stockholder must have given not less than 60 nor more than 90 days prior to the anniversary date of the immediately preceding annual meeting of the stockholders. In the event the annual meeting is called for a date that is not within 30 days before or after such anniversary date, notice by the stockholder must be given 10 days before or after such anniversary date. The Chairman of the Board may, if the facts warrant, determine and declare that any business was not properly brought before such meeting and such business will not be transacted.

   The Advance Notice Provisions are designed to provide the Company with advance warning of a threatened proxy contest and time to evaluate and react to any such contest. Although the Advance Notice Provisions do not give the Board or the Chairman of the meeting any powers to approve or disapprove such stockholder nominees or other matters, provisions may have the effect of (i) precluding the consideration of nominees and other matters at a particular meeting or
(ii) discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or otherwise attempting to obtain control of the Company, if the proper procedures are not followed, such matters may be deemed by some stockholders to be beneficial to the Company and its stockholders.

   Section 203 of the DGCL. Section 203 of the DGCL generally restricts a Delaware corporation, including the Company, from entering into certain business combinations with an interested stockholder (defined, with certain exceptions, as any person or entity that is the beneficial owner of at least 15% of a corporation's outstanding voting stock or is an affiliate or associate of the corporation and was the owner of 15% or more of the outstanding voting stock of the corporation at any time in the preceding three years) or its affiliates or associates (as defined) for a period of three years following the time such stockholder became an interested stockholder, unless (i) either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder is approved by the board of directors of the corporation prior to the date such person became an interested stockholder, (ii) the interested stockholder acquires 85% of the corporation's outstanding voting stock in the same transaction in which it becomes an interested stockholder, or (iii) the business combination is approved by the board of directors and by a vote of two-thirds of the outstanding voting stock not owned by the interested stockholder. Section 203 may render more difficult a change of control of the Company.

   In the opinion of the Board, if the Reclassification were adopted, the existing Certificate and By-Laws would provide inadequate protection against unsolicited takeover attempts. In the opinion of the Board, the Stockholder Protection Proposals described below would provide further assurance that the Board, if confronted by a proposal from a third party which has acquired a block of common stock, will have a greater amount of time to review the proposal and appropriate alternatives to the proposal and to act in what it believes to be the best interests of the stockholders. For that reason, the Board has conditioned the adoption of the Reclassification on the approval and adoption of the Stockholder Protection Proposals.

   Set forth below is a description of the Stockholder Protection Proposals.

PROPOSAL TWO--THE CONSENT PROVISION

   Subsection 4 of Article SEVENTH of the current Certificate provides that any action that may be taken at any annual or special meeting of stockholders may instead be taken without a meeting, without prior written notice and without a vote if a written consent setting forth the action to be taken is signed by the holders of outstanding shares of stock having at least the number of votes as would be required to authorize such action at a meeting of stockholders at which all shares entitled to vote thereon were present and voting so long as prompt notice of such action is given to the non-consenting stockholders. The Consent Provision (Subsection 5 of Article SEVENTH of the Restated Certificate) provides that action by stockholders may be taken only at a duly called annual or special meeting and not by written consent.

   The Consent Provision limits the ability of any stockholder to take action immediately and without prior notice to the Board. The Consent Provision would allow stockholders to act only at an annual or special meeting. By prohibiting stockholders from acting without a meeting, the Consent Provision ensures that all stockholders will have the opportunity to consider any matter that could affect their rights. The Consent Provision is intended to provide the Board and the non-consenting stockholders with an opportunity to review any proposed action and, if necessary, to take any necessary action to protect the interest of minority stockholders and the Company before the proposed action is taken. As a result, the Board may take action that certain stockholders believe are not in their best interests. Additionally, in conjunction with the Special Meeting Provision, a majority of the incumbent Board could delay until the annual meeting any action that requires stockholder approval, even if the proponents of the action have sufficient stockholder votes to obtain approval of the action at a stockholder meeting.

   The Board, however, believes that action by written consent of the stockholders is inappropriate for a public company and that it is in the best interest of the stockholders and the Company to require full consideration of a matter at a meeting of stockholders before acting on it.

   Recommendation of the Board of Directors. For the reasons set forth above, the Board of Directors recommends that stockholders vote FOR the Consent Provision.

   Required Stockholder Vote. Approval of the Consent Provision requires the affirmative vote of the holders of a majority of the outstanding shares of Class A Common Stock and Class B Common Stock, voting together as a single class.

PROPOSAL THREE--THE BY-LAW AMENDMENT PROVISION.

   Subsection 2 of Article SEVENTH of the Certificate and Article VIII of the By-Laws currently provide that the power to amend, alter and repeal the By-Laws and to adopt new By-Laws is vested in the Board of Directors as well as in the stockholders. Article VIII of the By-Laws further provides that a 60% vote of the stockholders is required to amend Article II (relating to the number and qualifications of directors) or Article VIII of the By-Laws. The By-Law Amendment Provision (Subsection 3 of Article SEVENTH of the Restated Certificate) provides that the stockholders of the Company may not make, adopt, alter, amend, change or repeal the By-Laws except upon the affirmative vote of not less than 66-2/3% of the outstanding capital stock of the Company entitled to vote thereon. The ability of the Board to amend the By-Laws would remain unchanged from and after the Effective Time.

   The By-Law Amendment Provision is intended to discourage and, in certain instances, to prevent stockholders controlling less than 66 2/3 % of the total voting power of all outstanding voting securities of the Company from making changes in the By-Laws which may (i) interfere with or frustrate the power of the then incumbent Board to manage the business and affairs of the Company, or (ii) increase the number of directors or reduce the authority of the Board thereby undercutting the effect of the provisions for a classified Board of Directors and the other provisions described herein. However, the By-Law Amendment Provision would enable the holders of more than 33 1/3 % of the total voting power of all outstanding voting securities of the Company to prevent an amendment to the By-Laws even if such change were desired by the holders of a majority of the outstanding voting securities of the Company.

   If the By-Law Amendment Provision is implemented, the Board of Directors will amend the By-Laws to delete Article VIII, in order to conform the By-Laws to the Restated Certificate.

   Recommendation of the Board of Directors. For the reasons set forth above, the Board of Directors recommends that stockholders vote FOR the By-Law Amendment Provision.

   Required Stockholder Vote. Approval of the By-Law Amendment Provision requires the affirmative vote of the holders of a majority of the outstanding shares of Class A Common Stock and Class B Common Stock, voting together as a single class.

   THE STOCKHOLDER PROTECTION PROPOSALS DESCRIBED ABOVE COULD MAKE MORE DIFFICULT OR DISCOURAGE THE REMOVAL OF THE MEMBERS OF THE COMPANY'S BOARD, EVEN IF SOME OR A MAJORITY OF HOLDERS OF THE COMPANY'S CAPITAL STOCK DETERMINED SUCH ACTION TO BE BENEFICIAL, AND COULD DISCOURAGE OR MAKE MORE DIFFICULT OR EXPENSIVE, AMONG OTHER TRANSACTIONS, A MERGER INVOLVING THE COMPANY, OR A TENDER OFFER, OPEN MARKET PURCHASE PROGRAM OR OTHER PURCHASES OF THE COMPANY'S CAPITAL STOCK IN CIRCUMSTANCES THAT WOULD GIVE STOCKHOLDERS THE OPPORTUNITY TO REALIZE A PREMIUM ON THE SALE OF THEIR COMPANY STOCK OVER THE THEN-PREVAILING MARKET PRICES, EVEN IF SOME OR A MAJORITY OF SUCH HOLDERS DETERMINED SUCH ACTION TO BE IN THEIR BEST INTERESTS.

                              SECURITY OWNERSHIP

   The following table shows, as of January 15, 1996, (i) the number of shares of Class A Common Stock and Class B Common Stock held by each director and executive officer, and by all directors and executive officers of the Company as a group and the percentage of each class beneficially owned (within the meaning of Rule 13d-3 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended (the "Exchange Rules") and
(ii) the pro forma number of shares of New Common Stock which will be held by each director and executive officer and by all directors and executive officers of the Company as a group assuming the approval and adoption of the Reclassification and the percentage of the New Common Stock beneficially owned (within the meaning of Rule 13d-3 of the Exchange Rules).

                                     CLASS A
                                COMMON STOCK (A)
                          ---------------------------
                                            PERCENT OF
NAME OF BENEFICIAL OWNER       SHARES         CLASS
------------------------  ---------------  ----------
Leonard Newman ..........      617,600        18.7%
Mark S. Newman ..........       71,618(c)(f)   2.2
Theodore Cohn ...........        1,600        -- (h)
Donald C. Fraser ........         --          --
Mark N. Kaplan ..........        1,000        -- (h)
Stuart F. Platt .........         --          --
Jack Rachleff ...........        1,000        -- (h)
Paul G. Casner, Jr.  ....        1,000        -- (h)
Nancy R. Pitek ..........        5,724(c)      0.2
Richard Ross ............         --           --
All directors and
 executive officers as a
 group (10 persons) .....      699,542(c)(f)  21.2%

                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

                                     CLASS B                    NEW COMMON STOCK
                               COMMON STOCK (A)(B)                  PRO FORMA
                          ----------------------------  -------------------------------
                                             PERCENT OF               PERCENT OF SHARES
NAME OF BENEFICIAL OWNER        SHARES         CLASS       SHARES        OUTSTANDING
------------------------  ----------------  ----------  -----------  ------------------
Leonard Newman ..........   200,824         29.6%        818,424       15.0%
Mark S. Newman ..........    92,531(d)(e)(g) 7.2         164,149        3.0
Theodore Cohn ...........     4,300          0.3           5,900        0.1
Donald C. Fraser ........      --             --           --           --
Mark N. Kaplan ..........      --             --           1,000       -- (h)
Stuart F. Platt .........     3,000(e)       0.1           3,000        0.1
Jack Rachleff ...........      --             --           1,000       -- (h)
Paul G. Casner, Jr.  ....    30,000          1.4          31,000        0.6
Nancy R. Pitek .........      8,583(d)(e)    0.7          14,307        0.3
Richard Ross ............     3,000(e)       0.1           3,000        0.1
All directors and
 executive officers as a
 group (10 persons) .....   342,238(d)(e)(g) 35.3%     1,041,780       18.8%

------------

(a) As of January 15, 1996, the Company had outstanding 3,307,324 shares of Class A Common Stock (excluding 432,639 shares of Class A Common Stock held in the treasury) and 2,151,458 shares of Class B Common Stock (excluding 65,795 shares of Class B Common Stock held in the treasury). Unless otherwise noted, each director and executive officer had sole voting power and investment power over the shares of Class A Common Stock and Class B Common Stock indicated opposite such director's and executive officer's name.

(b) Each share of Class A Common Stock is convertible at any time into one share of Class B Common Stock and, accordingly, each person who owns Class A Common Stock may be deemed to be the beneficial owner of the number of shares of Class B Common Stock equal to the number of shares of Class A Common Stock owned. The number of shares of Class B Common Stock shown does not include the number of shares of Class B Common Stock into which the number of shares of Class A Common Stock shown may be converted. However, the computation of the percentage of class shown includes the number of shares of Class B Common Stock into which the number of shares of Class A Common Stock shown may be converted.

(c) Includes 5,724 shares of Class A Common Stock held by the trustee of the Company's Retirement/ Savings Plan. Mr. M. Newman and Ms. N. Pitek share the power to direct the voting of such shares as members of the administrative committee of such plan. Mr. M. Newman and Ms. N. Pitek disclaim beneficial ownership as to and of such shares.

(d) Includes 7,383 shares of Class B Common Stock held by the trustee of the Company's Retirement/ Savings Plan. Mr. M. Newman and Ms. N. Pitek share the power to direct the voting of such shares as members of the administrative committee of such plan. Mr. M. Newman and Ms. N. Pitek disclaim beneficial ownership as to and of such shares.

(e) Includes shares of Class B Common Stock which might be purchased upon exercise of options which were exercisable on January 15, 1996 or within 60 days thereafter, as follows: Mr. P. Casner, Jr., 30,000 shares; Mr. M. Newman, 60,000 shares; Ms. N. Pitek, 1,200 shares, Mr.
       S. Platt, 3,000 shares; Mr. R. Ross, 3,000 shares; and all directors and executive officers as a group, 97,200 shares.

(f) Includes 3,200 shares of Class A Common Stock held by Mr. M. Newman as custodian for Amanda Newman, his daughter, over which Mr. M. Newman has sole voting and investment power.




(g) Includes 1,600 shares of Class B Common Stock held by Mr. M. Newman as custodian for Amanda Newman, his daughter, over which Mr. M. Newman has sole voting and investment power.

(h)    Less than 0.1%.

   The following table sets forth certain information, as of January 15, 1996 with respect to each person, other than executive officers and directors of the Company, which has advised the Company that it may be deemed to be the beneficial owner (within the meaning of Rule 13d-3 of the Exchange Rules) of more than five percent of a class of voting securities of the Company. Such information has been derived from statements on Schedule 13D or 13G filed with the Securities and Exchange Commission by the person(s) listed below. The following table also sets forth pro forma information with respect to each such person assuming the approval and adoption of the Reclassification.

                                        CLASS A
                                      COMMON STOCK
                              --------------------------
                                AMOUNT AND
                                NATURE OF
       NAME AND ADDRESS         BENEFICIAL    PERCENT OF
     OF BENEFICIAL OWNER        OWNERSHIP       CLASS
----------------------------  ------------  ------------
First Pacific Advisors, Inc.      965,678(a)     25.7%
  10301 West Pico Blvd.
  Los Angeles, CA 90064
Michael N. Taglich                286,550(b)      8.7
  Taglich Brothers,
  D'Amadeo, Wagner &
  Company, Incorporated
  100 Wall Street
  New York, NY 10005
David E. Gross                   65,880(c)        2.0

  27 Cameron Road
  Saddle River, NJ 07458

                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

                                         CLASS B                    NEW COMMON STOCK
                                       COMMON STOCK                    PRO FORMA
                              ----------------------------  ------------------------------
                                 AMOUNT AND                    AMOUNT AND
                                 NATURE OF                      NATURE OF      PERCENT OF
       NAME AND ADDRESS          BENEFICIAL     PERCENT OF     BENEFICIAL        SHARES
     OF BENEFICIAL OWNER         OWNERSHIP        CLASS         OWNERSHIP      OUTSTANDING
----------------------------  --------------  ------------  ---------------  -------------
First Pacific Advisors, Inc.     1,717,955(d)      51.7%        1,717,955(a)(d)   28.1%
  10301 West Pico Blvd.
  Los Angeles, CA 90064
Michael N. Taglich                 529,850(f)      21.7          529,850(b)(f)     9.7
  Taglich Brothers,
  D'Amadeo, Wagner &
  Company, Incorporated
  100 Wall Street
  New York, NY 10005
David E. Gross                     335,701(e)      15.1          335,701(c)(e)     6.2
  27 Cameron Road
  Saddle River, NJ 07458

------------

   (a) Includes 451,978 shares of Class A Common Stock from the assumed conversion of $4,000,000 principal amount of the Company's 9% Senior Subordinated Convertible Debentures due 2003 (the "9% Debentures") and 310,000 shares of Class A Common Stock beneficially owned by First Pacific Advisors, Inc. ("First Pacific") through control of FPA Capital Fund, Inc. ("FPA") to which First Pacific serves as investment advisor. The Company has been advised that FPA has sole voting power and shared dispositive power with respect to 310,000 shares. First Pacific has advised the Company that it has shared voting power with respect to 100,000 shares and shared dispositive power with respect to 965,678 shares.

(b) Consists of 186,300 shares of Class A Common Stock held by Lancer Partners, Inc. ("Lancer Partners"), 7,500 shares of Class A Common Stock held by Antrade, N.V. ("Antrade"), 10,200 shares of Class A Common Stock held by Album N.V. ("Album"), 7,600 shares of Class A Common Stock held by Ralco Investments Corp. ("Ralco"), 71,100 shares of Class A Common Stock held by Lancer Offshore, Inc. ("Lancer Offshore") and 3,850 shares of Class A Common Stock held by Michael Lauer. Michael N. Taglich and Michael Lauer serve as general partners of Lancer Partners and managing partners of Lancer Offshore. The Company has been advised that Messrs. Taglich and Lauer also share voting and dispositive authority over the shares held by Album, Antrade and Ralco resulting in shared voting and shared dispositive power with respect to a total of 282,700 shares.










(c) Includes 25,000 shares of Class A Common Stock held by Mr. Gross for which he has sole voting and dispositive power. Also included are 20,000 shares of Class A Common Stock held by David E. Gross' wife personally, and 20,880 shares of Class A Common Stock held by her as custodian for her two children, as to which Mr. Gross disclaims any beneficial interest and over which he has neither voting power nor investment power.

(d) Consists of 543,400 shares of Class B Common Stock, the beneficial ownership of 513,700 shares of Class B Common Stock from the assumed conversion of Class A Common Stock, beneficial ownership of 451,978 shares of Class B Common Stock from the assumed conversion of $4,000,000 principal amount of the Company's 9% Debentures and an additional 208,877 shares of Class B Common Stock from the assumed conversion of $3,133,000 principal amount of the Company's 8-1/2%


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

       Convertible Subordinated Debentures due 1998 beneficially owned by First Pacific through its control of FPA, Source Capital, Inc. ("Source Capital") and FPA New Income, Inc. ("New Income") to which First Pacific serves as investment advisor. The Company has been advised that FPA has sole voting power and shared dispositive power with respect to 510,000 shares, Source Capital has sole voting power and shared dispositive power with respect to 262,363 shares and New Income has sole voting power and shared dispositive power with respect to 339,328 shares. First Pacific has advised the Company that it has shared dispositive power with respect to 1,717,955 shares.


(e) Includes 257,381 shares of Class B Common Stock held by Mr. Gross for which he has sole voting and dispositive power and the beneficial ownership of an additional 25,000 shares of Class B Common Stock through the assumed conversion of Class A Common Stock owned, as described in note (c) above. Also included are 6,000 shares of Class B Common Stock held by Mr. Gross' wife personally, 6,440 shares of Class B Common Stock held by her as custodian for her two children and the beneficial ownership of an additional 40,880 shares of Class B Common Stock through the assumed conversion of the shares of Class A Common Stock owned by Mr. Gross' wife and held by her as custodian for her two children, as described in note (c) above. Mr. Gross has neither voting power nor investment power over the shares of Class A Common Stock and Class B Common Stock held by his wife, either personally or as custodian for her children, and disclaims any beneficial interest in such shares.

(f) Consists of 126,150 shares of Class B Common Stock held by Lancer Partners, 4,000 shares of Class B Common Stock held by Antrade, 5,000 shares of Class B Common Stock held by Album, 4,000 shares of Class B Common Stock held by Ralco, 85,750 shares of Class B Common Stock held by Lancer Offshore, 18,400 shares of Class B Common Stock held by Michael Lauer and the assumed conversion of the shares of Class A Common Stock owned by each of such entities, respectively, as described in note (b) above. The Company has been advised that Messrs. Taglich and Lauer share voting and dispositive authority over the shares held by Album, Antrade and Ralco resulting in shared voting and shared dispositive power with respect to a total of 224,700 shares of the Class B Common Stock and assuming the conversion of the Class A Common Stock, with respect to an additional 282,700 shares.


                           STOCKHOLDERS' PROPOSALS

   Any stockholder who desires to submit a proposal for inclusion in the Company's proxy materials for the 1996 Annual Meeting of Stockholders must comply with the requirements concerning both the eligibility of the proponent and the form and substance of the proposal established by applicable law, regulations and the Company's By-Laws. Such proposal must be received by the Company at its offices at 5 Sylvan Way, Parsippany, New Jersey 07054 no later than the close of business on March 9, 1996.

   As discussed above, the Advance Notice Provisions of the By-Laws provide that stockholders are required to give advance notice to the Company of (i) any stockholder-proposed director nomination or (ii) any business to be introduced by a stockholder at any annual meeting. The Advance Notice Provisions provide that any stockholder entitled to vote in the election of directors generally may nominate one or more persons for election as director or directors at an annual meeting only if written notice of such stockholder's intent has been given to the Secretary of the Company not less than 60 days nor more than 90 days prior to the anniversary date of the immediately preceding annual meeting. In the event the annual meeting is called for a date that is not within 30 days before or after such anniversary date, the stockholder's written notice of such intent must be given within 10 days before or after such anniversary date. In the case of a special meeting of stockholders called for the purpose of electing directors, to be timely, a stockholder's notice must be delivered to or mailed and received not later than the close of business on the tenth day following the day on which notice of the date of the special meeting was mailed or public disclosure of the date of the special meeting was made by the Company, whichever first occurs. The Chairman of the meeting may determine that the nomination of any person was not made in compliance with the Advance Notice Provisions.

   The Advance Notice Provisions further provide that, for business to be properly introduced by a stockholder of the Company where such business is not specified in the notice of meeting or brought by or at the direction of the Board, the stockholder must have given not less than 60 nor more than 90 days prior to the anniversary date of the immediately preceding annual meeting of the stockholders. In the event the annual meeting is called for a date that is not within 30 days before or after such anniversary date, notice by the stockholder must be given 10 days before or after such anniversary date. The Chairman of the Board may, if the facts warrant, determine and declare that any business was not properly brought before such meeting and such business will not be transacted.

                                OTHER MATTERS

   The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Meeting, the proxies confer discretionary authority with respect to acting thereon, and the persons named in such proxies intend to vote, act and consent in accordance with their best judgment with respect thereto.

                            SOLICITATION EXPENSES


   Proxies are being solicited by and on behalf of the Board. All expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement will be borne by the Company. In addition to solicitation by use of the mails, proxies may be solicited by directors, officers and employees of the Company in person or by telephone, telegram or other means of communication. Such directors, officers and employees will not be additionally compensated, but may be reimbursed for out-of-pocket expenses, in connection with such solicitation. Arrangements will also be made with custodians, nominees and fiduciaries for forwarding of proxy solicitation material to beneficial owners of shares held of record by such persons, and the Company may reimburse such custodians, nominees and fiduciaries for reasonable expenses incurred in connection therewith. MacKenzie Partners, Inc. has been engaged to solicit proxies on behalf of the Company. MacKenzie Partners, Inc. will be paid not more than approximately $7,500 for their solicitation of proxies on behalf of the Company. MacKenzie Partners, Inc. will be reimbursed for its reasonable out-of-pocket expenses and will be indemnified against certain liabilities in connection with its solicitation of proxies, including certain liabilities under the Federal securities laws.


                                   GENERAL

   UPON RECEIPT OF A WRITTEN REQUEST, THE COMPANY WILL FURNISH TO ANY STOCKHOLDER WITHOUT CHARGE A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED MARCH 31, 1995 AND THE EXHIBITS THERETO REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. SUCH WRITTEN REQUEST SHOULD BE DIRECTED TO PATRICIA WILLIAMSON, ASSISTANT VICE PRESIDENT, CORPORATE COMMUNICATIONS, DIAGNOSTIC/RETRIEVAL SYSTEMS, INC., 5 SYLVAN WAY, PARSIPPANY, NEW JERSEY 07054.THE FORM 10-K IS NOT PART OF THE PROXY SOLICITATION MATERIALS.


Dated: February 22, 1996

                                               By Order of the Board of
                                               Directors,

                                               NANCY R. PITEK
                                               Secretary

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